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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 29, 2008
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                           FFD Financial Corporation
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             (Exact name of registrant as specified in its charter)


              Ohio                        0-27916               34-1921148
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(State or other jurisdiction of        (Commission            (IRS Employer
           incorporation)              File Number)        Identification No.)

                  321 North Wooster Avenue, Dover, Ohio 44622
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (330) 364-7777
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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      On October 29, 2008, FFD Financial Corporation (the "Company") entered into a Commercial Loan Agreement (the "Line of Credit") with The Home Loan Savings Bank ("Home Loan") permitting borrowings by the Company of up to $1 million in the aggregate. The Line of Credit replaces the $2.5 million line of credit previously entered into between the Company with The Huntington National Bank, which expired by its terms on October 31, 2008

      The obligations of the Company under the Line of Credit are secured by a pledge of 10% of the Company's shares of stock in First Federal Community Bank ("First Federal"), its wholly-owned subsidiary, pursuant to a Commercial Security Agreement (the "Pledge Agreement"). The Line of Credit has no expiration date and is payable on demand.

      Borrowings under the Line of Credit may be used for general business purposes and will bear interest at a per annum rate of the Wall Street Journal U.S. Prime Rate plus 0.5%, with a minimum rate of 5.0% and a maximum rate of 24.0%. The Line of Credit contains customary covenants, including, covenants limiting liens and certain asset sales and debt service financial covenants.

         In the event of a default by the Company under the Line of Credit, Home Loan may terminate the commitments made under the Line of Credit, declare the amount outstanding, payable immediately, enforce any and all rights created under the Line of Credit documents, including all rights under the Pledge Agreement, and exercise all other rights available under the law.

      The Company currently has no borrowings outstanding under the Line of Credit; however, per the terms of the Line of Credit, the Company may draw funds at any time.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.
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      See discussion under Item 1.01 above.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an
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           Off-Balance Sheet Arrangement of a Registrant.
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      See discussion under Item 1.01 above.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FFD FINANCIAL CORPORATION


                                       By: /s/ Robert R. Gerber
                                           --------------------------------
                                           Robert R. Gerber
                                           Senior Vice President, Treasurer
                                           and Chief Financial Officer


Date:  November 3, 2008